                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 4A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to  Rule 14a-11(c) or Rule 14a-12

                             THE PBSJ CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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

                             THE PBSJ CORPORATION
                        P R O X Y    S T A T E M E N T

                        ANNUAL MEETING OF SHAREHOLDERS
                               January 18, 2002

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The PBSJ Corporation, a Florida corporation (the "Company"), of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 4:00 p.m., Eastern Standard Time, on Friday, January 18, 2002, at the Radisson Deauville Hotel, Miami Beach, Florida, 33141.

     The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by the Company's Intranet, but directors, officers and regular employees of the Company may solicit proxies personally, by mail, by telephone or by facsimile transmission.

     The Company's major direct and indirect subsidiaries are Post, Buckley, Schuh & Jernigan, Inc. of Florida ("PBS&J"); PBS&J Construction Services, Inc.; Seminole Development Corporation; and Post, Buckley International, Inc.

     The Company's corporate office is located at 2001 N.W. 107 Avenue, Miami, Florida 33172-2507. The telephone number of the Company is (305) 592-7275.

     The approximate date of mailing of this Proxy Statement is January 2, 2002.


                            REVOCABILITY OF PROXIES

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company the attached revocable proxy or by attending the meeting of stockholders and voting in person.


                 VOTING RIGHTS - OUTSTANDING SHARES - PROXIES

     Only shareholders of record on the books of the Company at the close of business on November 30, 2001 (Record Date) will be entitled to notice of and to vote at the Annual Meeting if still employed by the Company or its subsidiaries on January 1, 2002. As of November 30, 2001, the record date for determination of the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting, there were 9,149,641 shares of the Company's Common Stock, par value $.00067 per share, issued and outstanding. The Company has no shares of Common Stock in treasury. The quorum necessary to conduct business at the Annual meeting consists of a majority of the outstanding shares of Common Stock, represented in person or by proxy. Each share of Common Stock owned individually in the name of the employee entitles the holder thereof to one vote on all matters brought before the Annual Meeting. Each share of common stock owned through The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust (the
Plan) for the benefit of the employee entitles the employee to direct the Trustees of the Plan to vote on all matters brought before the Annual Meeting, in accordance with the employees' instructions.

When proxies are returned to the Company properly signed and dated, the shares represented thereby will be voted in accordance with the directions given therein. Shareholders are urged to specify their choice by marking the appropriate box on the enclosed proxy. If no choice is specified, the shares will be voted for the proposals set forth on the proxy. A shareholder who submits a proxy may revoke it at any time before it has been voted at the Annual Meeting by filing with the Secretary of the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. Although a shareholder may have submitted a proxy, such shareholder may nevertheless attend the Annual Meeting, revoke the proxy and vote in person.

                         VOTING SECURITY OWNERSHIP OF
            CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE COMPANY

     The following table sets forth certain information as of November 30, 2001, relating to (i) the ownership shares of Common Stock by all proposed executive officers of the Company and each person who has been nominated for election as Director and (ii) the aggregate number of shares of Common Stock owned beneficially by all proposed executive officers and all persons nominated for election as directors of the Company as a group:

                                        Shares of Common Stock      Percent
     Shareholder                         Beneficially Owned (1)    Of Class
     -----------                        -----------------------      --------

     PBSJ Employee Profit Sharing
        and Stock Ownership Plan
        and Trust                                     4,753,424        51.95
     H. Michael Dye                                     285,105         3.12
     Todd J. Kenner                                      96,535         1.06
     Robert J. Paulsen                                  129,080         1.41
     John S. Shearer                                    167,840         1.83
     Richard A. Wickett                                 281,235         3.07
     John B. Zumwalt                                    217,000         2.37
     All directors and executive
        officers as a group (6 persons)               1,176,795         12.9
---------------------------

(1)       Includes 126,945, 7,830, 20,880, 16,050, 147,005, and 86,655 shares owned via self direction from their accounts in The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust for Messrs. Dye, Kenner, Paulsen, Shearer, Wickett and Zumwalt, respectively.

PROPOSAL 1 - ELECTION OF DIRECTORS

     The Board of Directors has nominated the following six (6) persons for election as Directors of the Company, with each Director to hold office until the next annual meeting of shareholders of the Company or until his successor is duly elected and qualified.

   Name                  Proposed Positions  Age
   ----                  ------------------  ---
   H. Michael Dye        Director             60
   Todd J. Kenner        Director             40
   Robert J. Paulsen     Director             49
   John S. Shearer       Director             50
   Richard A. Wickett    Director             60
   John B. Zumwalt       Director             50

     All of the foregoing are currently serving as directors of the Company. Directors and officers are elected annually and hold office until their successors are elected and qualified.

     H. Michael Dye joined The PBSJ Corporation in 1976. He has been a Director of the Company since 1985. He is currently Chief Executive Officer and Chairman of the Board of both the Company and PBS&J.

     Todd J. Kenner, P.E., joined The PBSJ Corporation in 1989. He has been a Director and Vice President of the Company since 2001 and is currently Executive Vice President of PBS&J.

     Robert J. Paulsen, P.E., joined The PBSJ Corporation in 1986. He has been a Director of the Company since 2000. He is currently Senior Vice President and Secretary of the Company and Executive Vice President of PBS&J.

     John S. Shearer, P.E., rejoined The PBSJ Corporation in 1991. He has been a Director and Vice President of the Company since 2001 and is currently Executive Vice President of PBS&J.

     Richard A. Wickett, C.P.A., joined The PBSJ Corporation in 1973. He has been a Director of the Company since 1995. He is currently Vice Chairman of the Board, Senior Vice President and Treasurer of the Company and Vice Chairman, Chief Financial Officer and Senior Executive Vice President of PBS&J.

     John B. Zumwalt, P.E., joined The PBSJ Corporation in 1973. He has been a Director of the Company since 1995. He is currently President and Chief Operating Officer of the Company and PBS&J.

Meetings of the Board
---------------------

     The Boards of Directors of the Company and PBS&J meet both on a regularly scheduled basis and on a specially scheduled basis. During the fiscal year ended September 30, 2001, the Board of Directors of the Company met on four occasions, and the Board of Directors of PBS&J met on six occasions.

     No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board of Directors that he was eligible to attend.

Compensation of Directors and Executive Officers
------------------------------------------------

     We do have a compensation advisory committee. All of the members of our board of directors participated in deliberations concerning executive officer compensation. Because all of our directors are also executive officers, no additional compensation is paid to any director for any services performed by him in his capacity as director. We reimburse our directors for any expenses incurred by them in connection with their duties as directors.

     During fiscal year 2001, the Company's executive compensation program was comprised of the following key components.

     Base Salary - The Company sets the base salaries of its executives at the
     -----------
levels of comparably sized companies engaged in similar industries.

     Annual Incentive Awards - The Company awards incentive bonuses based on the
     -----------------------
Company's performance as a component of overall compensation.

     Compensation of CEO - CEO compensation is comprised of the same components
     -------------------
as the other executive officers' compensation.

     The following table sets forth compensation information with respect to our Chief Executive Officer and our four most highly compensated executive officers whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. In this document, we refer to these executive officers as the "Named Officers."

                         Summary Compensation Table/(1)/

                                         Annual Compensation                              Long-Term Compensation
                                        ----------------------                          --------------------------
Name and Principal Position       Year   Salary($)   Bonus($)      Other Annual           Restricted Stock            All Other
                                                                   Compensation($)        Award(s)($)/(2)/         Compensation ($)
------------------------------------------------------------------------------------------------------------------------------------
H. Michael Dye, Chairman and      2001   $247,500    $141,750      **                     --                     --
 Chief Executive Officer          2000    232,000     103,250      **                     --                     --
                                  1999    208,308      78,000      **                     --                     --

John B. Zumwalt,                  2001   $216,250    $142,000      **                     $32,160                --
President and Chief Operating     2000    182,000     100,000      **                      23,460                --
 Officer                          1999    164,000      57,000      **                      20,460                --

Richard A. Wickett,               2001   $206,250    $139,500      **                     --                     --
Vice Chairman,                    2000    172,000     101,500      **                     --                     --
Senior V.P.  and Treasurer        1999    148,808      51,200      **                     --                     --

Robert J. Paulsen,                2001   $183,750    $128,500      **                     --                     --
Sr. Vice President and Secretary  2000    160,750      92,000      **                     --                     --
                                  1999    151,500      51,900      **                     --                     --

John S. Shearer,                  2001   $163,000    $102,000      **                     $75,040                --
Vice President                    2000    155,250      80,100      **                      58,650                --
                                  1999    148,500      35,750      **                      51,150                --
--------------------------------

** Value of perquisites and other personal benefits paid does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the executive officer, and therefore, is not required to be disclosed pursuant to Securities and Exchange Commission rules.

/(1)/  Certain columns have been omitted because they do not apply.

/(2)/ The aggregate number of shares of restricted stock held by the Named Officers is 124,710 valued at $1,336,891 based on the value of our stock as of September 30, 2001 as determined by an independent appraisal. Although we do not intend to declare or pay any dividends in the foreseeable future and are limited in this respect by the terms of our credit agreement, if we did declare or pay any dividends, any Named Officer holding restricted stock would be entitled to receive dividends on their restricted stock.


                               PERFORMANCE GRAPH

     The following graph shows a comparison of the cumulative total shareholder return for PBSJ's common stock, the S&P 500 Index and a weighted peer group index over the last five fiscal years. The peer group index consists of other engineering firms used in PBSJ's independent stock valuation. The graph shows the growth of a $100 investment in PBSJ's common stock, the S&P 500 Index and the Peer Group Index on September 30, 1997. The comparable stock price of the Company's common stock on September 30, 1997 was $3.96.


                       [PERFORMANCE GRAPH APPEARS HERE]


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None


PROPOSAL 2 - SHAREHOLDER PROPOSAL TO AUTHORIZE THE COMPANY TO EXECUTE AN AGREEMENT WITH H. MICHAEL DYE TO PURCHASE HIS 158,160 SHARES, EXCLUSIVE OF HIS SHARES OWNED THROUGH THE PBSJ EMPLOYEE PROFIT SHARING AND STOCK OWNERSHIP PLAN AND TRUST, @ 58,160, 50,000 AND 50,000 SHARES ON FEBRUARY 15, 2002, 2003 AND
2004, RESPECTIVELY, AT A PRICE DETERMINED AT THE IMMEDIATE SEPTEMBER 30/TH/. THE SHARES BOUGHT BACK IN 2002 AND 2003 WILL BE BOUGHT BACK BY THE COMPANY AND THE SHARES BOUGHT BACK IN 2004 WILL BE BOUGHT BACK BY THE COMPANY'S ESOP.


     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

PROPOSAL 3 - PROPOSAL TO APPROVE THE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2002 FISCAL YEAR

     The Board of Directors of the Company has approved PricewaterhouseCoopers LLP, independent certified public accountants, as independent auditors of the Company for the 2002 fiscal year, and has further directed that the selection of auditors be submitted for approval and ratification by the shareholders at the Annual Meeting. PricewaterhouseCoopers LLP has served as the Company=s auditors for over twenty two years. Representatives of PricewaterhouseCoopers LLP will not be present at the Annual Meeting.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the best of the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2001, all Section 16(a) filing requirements applicable to the Company's officers, directors and holders of more than ten percent of the Company's Common Stock were complied with.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's Year 2003 Annual Meeting of Stockholders must be received by the Company in writing no later than September 30, 2002, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.


                                 OTHER MATTERS

     The Board of Directors is not aware of any other matters to be addressed at the Annual Meeting. However, if additional matters properly come before the Annual Meeting, then the proxy-holders will vote the shares they represent in such manner as the Board of Directors may recommend.


                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       By: /s/ H. Michael Dye
                                           -----------------------------------
                                           H. Michael Dye
                                           Chairman and Chief Executive Officer

Dated: January 2, 2002.

                                  PROXY CARD
                             THE PBSJ CORPORATION
                      __________________________________

                          PROXY FOR ANNUAL MEETING OF
                          SHAREHOLDERS TO BE HELD ON
                               JANUARY 18, 2002
                      __________________________________

                   THIS PROXY IS SOLICITED ON BEHALF OF THE
                  BOARD OF DIRECTORS OF THE PBSJ CORPORATION

  The undersigned hereby appoints John B. Zumwalt and H. Michael Dye each of them severally, the true and lawful attorneys, agents and proxies of the undersigned, each with full power to appoint his substitute, for and in the name of the undersigned to act for the undersigned and to vote all of the shares of the voting stock, par value $.00067 per share, of THE PBSJ CORPORATION, a Florida corporation (the "COMPANY"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the COMPANY to be held on Friday, January 18, 2002, at 4:00 P.M., Eastern Standard Time, and at any adjournment or adjournments thereof.


1.  ELECTION OF DIRECTORS.

    [_]  FOR ALL NOMINEES LISTED BELOW             [_]  WITHHOLD AUTHORITY
         (except as marked to the contrary)     to vote for all nominees listed
                                                below

            H. Michael Dye          Robert J. Paulsen        John S. Shearer
            Todd J. Kenner          John B. Zumwalt          Richard A. Wickett


Instruction:   To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

2. PROPOSAL TO AUTHORIZE THE COMPANY TO EXECUTE AN AGREEMENT WITH SHAREHOLDER H. MICHAEL DYE TO PURCHASE HIS 158,160 SHARES, EXCLUSIVE OF HIS SHARES OWNED THROUGH THE PBSJ EMPLOYEE PROFIT SHARING AND STOCK OWNERSHIP PLAN AND TRUST, @ 58,160, 50,000 AND 50,000 SHARES ON FEBRUARY 15, 2002, 2003 AND 2004,
   RESPECTIVELY, AT A PRICE DETERMINED AT THE IMMEDIATELY PRECEDING SEPTEMBER 30/TH/. THE SHARES BOUGHT BACK IN 2002 AND 2003 WILL BE BOUGHT BACK BY THE COMPANY AND THE SHARES BOUGHT BACK IN 2004 WILL BE BOUGHT BACK BY THE COMPANY'S ESOP.

   [_]  FOR                 [_]  AGAINST


3. PROPOSAL TO APPROVE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2002 FISCAL YEAR.

   [_]  FOR                 [_]  AGAINST


4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


  This Proxy, when properly executed, will be voted in the manner directed hereby by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

  The undersigned hereby acknowledges receipt of the accompanying Information Statement and Notice of 2002 Annual Meeting of Shareholders of The PBSJ Corporation.

  PLEASE MARK, COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.


Dated:___________________, 200___.   _______________________________________
                                     Name of Shareholder


                                     _______________________________________
                                     Signature  (Please sign exactly as name
                                     appears hereon.)

                                  PROXY CARD
                             THE PBSJ CORPORATION

                      __________________________________
                             FOR ANNUAL MEETING OF
                          SHAREHOLDERS TO BE HELD ON
                               JANUARY 18, 2002
                      __________________________________
                       THIS PROXY STATEMENT IS SOLICITED
                         ON BEHALF OF THE TRUSTEES OF
                       THE PBSJ EMPLOYEE PROFIT SHARING
                      AND STOCK OWNERSHIP PLAN AND TRUST

          The undersigned participant in The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust (the "Plan") hereby indicates their vote to the Trustees of the Plan to vote all of the shares of Common Stock, par value $.00067 per share, of THE PBSJ CORPORATION, a Florida corporation (the "COMPANY"), in his/her participant account in the Plan held as of record by the Trustees on November 30, 2001, at the Annual Meeting of Shareholders of the Company to be held on January 18, 2002, and any adjournment or adjournments thereof, as designated below:


1.   ELECTION OF DIRECTORS.

     [_]  FOR ALL NOMINEES LISTED BELOW          [_]   WITHHOLD AUTHORITY
          (except as marked to the contrary)     to vote for all nominees
                                                 listed below

             H. Michael Dye        Robert J. Paulsen         John S. Shearer
             Todd J. Kenner        John B. Zumwalt           Richard A. Wickett


Instruction:   To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.


2. PROPOSAL TO AUTHORIZE THE COMPANY TO EXECUTE AN AGREEMENT WITH SHAREHOLDER H. MICHAEL DYE TO PURCHASE HIS 158,160 SHARES, EXCLUSIVE OF HIS SHARES OWNED THROUGH THE PBSJ EMPLOYEE PROFIT SHARING AND STOCK OWNERSHIP PLAN AND TRUST, @ 58,160, 50,000 AND 50,000 SHARES ON FEBRUARY 15, 2002, 2003 AND 2004,
   RESPECTIVELY, AT A PRICE DETERMINED AT THE IMMEDIATELY PRECEDING SEPTEMBER 30/TH/. THE SHARES BOUGHT BACK IN 2002 AND 2003 WILL BE BOUGHT BACK BY THE COMPANY AND THE SHARES BOUGHT BACK IN 2004 WILL BE BOUGHT BACK BY THE COMPANY'S ESOP.


   [_]  FOR                 [_]  AGAINST


3. PROPOSAL TO APPROVE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2002 FISCAL YEAR.

   [_]  FOR                 [_]  AGAINST


4. IN THEIR DISCRETION, THE TRUSTEES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


  This Proxy, when properly executed, will be used by the Trustees of the Plan to vote in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

  The undersigned hereby acknowledges receipt of the accompanying Information Statement and Notice of 2002 Annual Meeting of Shareholders of The PBSJ Corporation.

  PLEASE MARK, COMPLETE, SIGN, DATE AND RETURN THIS STATEMENT PROMPTLY.



Dated:_____________________, 200___.            ________________________________
                                                Name of Plan Participant


                                                ________________________________
                                                Signature  (Please sign exactly
                                                as name appears hereon.)

                                       2